UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 4, 2006


                                ICOS CORPORATION
             (Exact name of registrant as specified in its charter)

         Washington                       0-19171                 91-1463450
--------------------------------------------------------------------------------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)


                   22021 - 20th Avenue S.E., Bothell, WA 98021
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               (Address of principal executive offices) (Zip code)


                                 (425) 485-1900
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              (Registrant's telephone number, including area code)


                                 Not Applicable
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02.    Results of Operations and Financial Condition

         On May 4, 2006, ICOS Corporation (the Company) issued a press release announcing its financial results for the quarter ended March 31, 2006. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

         The attached press release contains non-GAAP measures as defined in Regulation G promulgated by the Securities and Exchange Commission, namely "Adjusted net income" and the related per share amount. These non-GAAP measures should be considered in addition to, not as a substitute for, other measures of the Company's results of operations prepared in accordance with generally accepted accounting principles (GAAP). These non-GAAP financial measures may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company provides below a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures, namely, "Net loss" and "Net loss per common share - basic and diluted."

 Reconciliation of non-GAAP measures
 -----------------------------------
                                              Three Months Ended March 31, 2006
                                              ---------------------------------
                                                 As Reported       Adjusted
                                                 -----------       --------
                                           (In thousands, except per share data)

 Net loss...................................     $    (653)        $     (653)
                                                 =========         ==========
 Less: stock-based compensation included in
       reported net loss....................                            7,811
                                                                   ----------
 Adjusted net income........................                       $    7,158
                                                                   ==========

 Net income (loss) per common share:
   Basic....................................     $   (0.01)        $     0.11
                                                 =========         ==========
   Diluted..................................     $   (0.01)        $     0.11
                                                 =========         ==========

 Weighted-average common shares outstanding:
   Basic....................................        64,320             64,320
   Diluted..................................        64,320             65,136

         The Company believes that its presentation of "Adjusted net income" and the related per share amount provides useful supplemental information to investors. The Company disclosed these non-GAAP measures to investors to (a) provide transparency, (b) enable investors to compare our operating performance with our operating performance reported in previous periods, and (c) provide additional clarity regarding the impact of expensing all stock-based compensation, under Statement of Financial Accounting Standards No. 123 (revised
2004), "Share-Based Payment" (FAS 123R), in 2006. Management uses these non-GAAP financial measures as a means to compare period-to-period results. Further, management and the Board of Directors will continue to assess the business and review financial results, from multiple perspectives, including both before and after stock-based compensation expense.

                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   ICOS CORPORATION


Date:    May 4, 2006                               By: /S/ MICHAEL A. STEIN
         -----------                                   --------------------
                                                       Michael A. Stein
                                                       Senior Vice President and
                                                       Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                Description

99 Press Release of ICOS Corporation dated May 4, 2006, announcing its financial results for the quarter ended March 31, 2006.